                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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     (as permitted by Rule 14a-6(e)(2))
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                                Moog Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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                                  [MOOG LOGO]

                     MOOG INC., EAST AURORA, NEW YORK 14052

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MOOG Inc. will be held in the Auditorium of the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on Wednesday, February 7, 2001, at 9:15 a.m., for the following purposes:

          1. To elect four directors of the Company, one of whom will be a Class A director, elected by the holders of Class A shares, and three of whom will be Class B directors, elected by the holders of Class B shares, to serve three year terms expiring in 2004, or until the election and qualification of their successors.

          2. To consider and ratify the selection of KPMG LLP, independent certified public accountants, as auditors of the Company for the 2001 fiscal year.

          3. To consider and transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on December 22, 2000 as the record date for determining which shareholders shall be entitled to notice of and to vote at such meeting. SHAREHOLDERS WHO WILL BE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                                          By Order of the Board of Directors

                                          JOHN B. DRENNING, Secretary

Dated:   East Aurora, New York
        January 4, 2001

                                PROXY STATEMENT
                     FOR ANNUAL MEETING OF SHAREHOLDERS OF

                                   MOOG INC.
         TO BE HELD IN THE AUDITORIUM OF THE ALBRIGHT-KNOX ART GALLERY
                     1285 ELMWOOD AVENUE, BUFFALO, NEW YORK
                              ON FEBRUARY 7, 2001

     This Proxy Statement is furnished to shareholders of record on December 22, 2000 by the Board of Directors of MOOG Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders on Wednesday, February 7, 2001, at 9:15 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about January 4, 2001.

     If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions thereon. Unless otherwise specified, the proxy shall be deemed to confer authority to vote the shares represented by the proxy "FOR" Proposal 1, the election of directors, and "FOR" Proposal 2, the ratification of KPMG LLP as independent auditors for the fiscal year 2001.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it insofar as it has not been exercised. Such revocation may be made in person at the meeting, or by submitting a proxy bearing a date subsequent to that on the proxy to be revoked, or by written notification to the Secretary of the Company.

                                    GENERAL

     The Board of Directors has fixed the close of business on December 22, 2000 as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On December 22, 2000, the Company had outstanding and entitled to vote, a total of 7,261,216 shares of Class A common stock ("Class A shares") and 1,480,984 shares of Class B common stock ("Class B shares"). Holders of Class A shares are entitled to elect at least 25% of the Board of Directors (rounded up to the nearest whole number) so long as the number of outstanding Class A shares is at least 10% of the number of outstanding shares of both classes of common stock. Currently, the holders of Class A shares are entitled, as a class, to elect three directors of the Company, and the holders of the Class B shares are entitled, as a class, to elect the remaining six directors. Other than on matters relating to the election of directors or as required by law, where the holders of Class A shares and Class B shares vote as separate classes, the record holder of each outstanding Class A share is entitled to a one-tenth vote per share and the record holder of each outstanding Class B share is entitled to one vote per share on all matters to be brought before the meeting. The Class A director and the Class B directors will be elected by a plurality of the votes cast by the respective class. The other matter submitted to the meeting may be adopted by a majority of the votes cast, a quorum of 3,630,609 Class A shares and 740,493 Class B shares being present. The record holders of 9% Cumulative Convertible Exchangeable Preferred Shares, Series B, $1.00 par value ("Series B Preferred Stock") are not entitled to vote on the scheduled matters upon which action is to be taken at the meeting.

     In accordance with New York law, abstentions and broker non-votes are not counted in determining the votes cast in connection with the ratification of the selection of KPMG LLP as auditors of the Company for the 2001 fiscal year. Votes withheld (including broker non-votes) in connection with the election of one or more nominees for director will not be counted and will have no effect.

                           CERTAIN BENEFICIAL OWNERS

SECURITY OWNERSHIP

     The only persons known by the Company to own beneficially more than five percent of the outstanding shares of either class of the voting common stock of the Company are set forth below.

                                                                 CLASS A                 CLASS B
                                                             COMMON STOCK(1)       COMMON STOCK(1)(2)
                                                          ---------------------   ---------------------
                                                          AMOUNT AND              AMOUNT AND
                                                          NATURE OF               NATURE OF
                                                          BENEFICIAL   PERCENT    BENEFICIAL   PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                      OWNERSHIP    OF CLASS   OWNERSHIP    OF CLASS
------------------------------------                      ----------   --------   ----------   --------
Moog Inc. Savings and Stock Ownership Plan Trust(3).....    381,655       5.3      481,985       32.5
  c/o Moog Inc.
  Jamison Rd.
  East Aurora, NY 14052
Moog Inc. Retirement Plan Trust(4)......................     44,155       0.6      296,603       20.0
  c/o Moog Inc.
  Jamison Rd.
  East Aurora, NY 14052
Moog Family Agreement as to Voting(5)...................    137,305       1.9      256,982       17.4
  c/o Moog Inc.
  Jamison Rd.
  East Aurora, NY 14052
All directors and officers as a group...................    307,533       4.1      112,261        7.6
  (See "Election of Directors," particularly footnotes 2
  and 14 to the table on pages 4 and 5)
Lord Abbett & Company...................................  1,207,714      16.6          -0-        -0-
  90 Hudson St.
  Jersey City, NJ 07302
Dimensional Fund Advisors, Inc..........................    433,650       6.0       39,000        2.6
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
Sanford C. Bernstein & Company, Inc.....................    602,000       8.3          -0-        -0-
  767 Fifth Avenue, 22nd Floor
  New York, NY 10153-0185
Neuberger & Berman Pension Management Inc. .............    418,100       5.8          -0-        -0-
  605 Third Avenue
  New York, NY 10158
Benson Associates LLC...................................    364,285       5.0          -0-        -0-
  111 SW 5th Ave., #2130
  Portland, OR 97204

---------------
(1) See the table on pages 4 and 5 containing information concerning the shareholdings of directors and officers of the Company.

(2) Class B shares are convertible into Class A shares on a share-for-share basis.

(3) These shares are allocated to individual participants under the Plan and are voted by the Trustee, HSBC Bank USA, Buffalo, New York, as directed by the participants to whom such shares are allocated. Any allocated shares as to which voting instructions are not received are voted by the Trustee as directed by the Investment Committee. As of September 30, 2000, 4,691 of the allocated Class A shares and 18,574 of the allocated Class B shares belong to officers and are included in the share totals in the table on pages 4 and 5 for all directors and officers as a group.

(4) Shares held are voted by the Trustee, Manufacturers and Traders Trust Company, Buffalo, New York, as directed by the Moog Inc. Retirement Plan Committee.

(5) Does not include options to acquire 39,500 Class A shares. See "Moog Family Agreement as to Voting" for an explanation as to how the shares shown in the table as beneficially owned are voted.

MOOG FAMILY AGREEMENT AS TO VOTING

     The Moog Family Agreement as to Voting is an agreement among the following relatives of the late Jane B. Moog: her children, Constance Kent Moog Silliman, Nancy Moog Aubrecht, Douglas B. Moog and Susan M. Mitchell; her adult grandchildren; her son-in-law, Richard A. Aubrecht; her daughter-in-law, Jeanne
M. Moog; and Albert K. Hill, former counsel to the Company, whose shares are not covered by the agreement.

     The agreement relates to 137,305 Class A shares and 256,982 Class B shares, exclusive of currently exercisable options, owned of record or beneficially by each of the other parties to the agreement.

     Each of the named parties granted an irrevocable proxy covering that person's shares of stock subject to the agreement to certain parties to the agreement who are required to take any action and cause all shares subject to the agreement to be voted as may be determined by the vote of any four of:
Richard A. Aubrecht, Constance Kent Moog Silliman, Jeanne M. Moog, Douglas B. Moog, Susan M. Mitchell and Albert K. Hill.

     The agreement contains restrictions on the ability of any party to remove all or any shares of stock from the provisions of the agreement and further provides for each of the parties who have the right to vote in certain instances to have successors named by them. In addition, the transfer in any manner of any shares of the Company is subject to the agreement.

     The agreement, by its terms, continues in force until December 31, 2015, unless certain specified contingencies occur prior to that date.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     One of the three classes of the Board of Directors of the Company is elected annually to serve three-year terms. Four directors are to be elected at the meeting, of which one is to be a Class A director and three are to be Class B directors. The three Class B directors whose terms of office expire at the meeting are to be elected by the holders of the outstanding Class B shares. Such nominees will be elected to hold office until 2004 and the election and qualification of their successors. The persons named in the enclosed proxy will vote Class A shares for the election of the Class A nominee named below, and Class B shares for the election of the Class B nominees named below, unless the proxy directs otherwise. In the event any of the nominees should be unable to serve as a director, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not expected that any of the nominees will be unable to serve.

NOMINEES AND DIRECTORS

     Certain information regarding nominees for Class A and Class B directors, as well as those directors whose terms of office continue beyond the date of the 2001 Annual Meeting of Shareholders, including their beneficial ownership of equity securities, is set forth below. Unless otherwise indicated, each person held various positions with the Company for the past five years and has sole voting and investment power with respect to the securities beneficially owned. Beneficial ownership includes securities which could be acquired pursuant to currently exercisable options or options which become exercisable within 60 days of the date of this Proxy Statement.

     All of the nominees have previously served as directors and have been elected as directors at prior Annual Meetings of Shareholders.

                                                                                                 SERIES B
                                                                                                PREFERRED
                                                           SHARES OF COMMON STOCK                STOCK(1)
                                                    -------------------------------------   ------------------
                                          FIRST               PERCENT             PERCENT             PERCENT
                                         ELECTED                OF                  OF                  OF
                                   AGE   DIRECTOR   CLASS A    CLASS    CLASS B    CLASS    SHARES     CLASS
                                   ---   --------   -------   -------   -------   -------   ------   ---------
NOMINEES FOR CLASS B DIRECTOR
TERM EXPIRING IN 2004
Kraig H. Kayser(2)(3)............  40      1998       1,600       *         -0-     -0-        -0-       -0-
Robert H. Maskrey(4).............  59      1998      46,812       *      20,289     1.4     13,111      15.7
Albert F. Myers(5)...............  54      1997       1,500       *         -0-     -0-        -0-       -0-
NOMINEE FOR CLASS A DIRECTOR
TERM EXPIRING IN 2004
Robert R. Banta(6)...............  58      1991       6,400       *       6,600       *     11,111      13.3
CLASS B DIRECTORS CONTINUING IN
OFFICE TERM EXPIRING IN 2002
Joe C. Green(7)..................  59      1986      16,956       *      19,805     1.3     11,111      13.3
TERM EXPIRING IN 2003
Richard A. Aubrecht(8)(9)........  56      1980      51,255       *      25,309     1.7     17,222      20.6
John D. Hendrick(10).............  62      1994       1,500       *       1,000       *        -0-       -0-
CLASS A DIRECTORS
CONTINUING IN OFFICE
TERM EXPIRING IN 2002
Robert T. Brady(11)(12)..........  60      1984      68,636       *      29,792     2.0     11,111      13.3
TERM EXPIRING IN 2003
James L. Gray(13)................  65      1999       3,200       *         -0-     -0-        -0-       -0-
All directors and officers as a
  group (seventeen persons)......                   307,533(14)   4.1   112,261(14)   7.6   83,771     100.0

---------------
  *  Does not exceed one percent of the class.

 (1) Each share of Series B Preferred Stock, which has one vote per share on matters as to which the Class is entitled to vote, is convertible into .08585 Class A share. Under an agreement dated October 15, 1988, as amended, the nine holders of the Series B Preferred Stock appointed as proxies Executive Vice Presidents and Directors Joe C. Green and Robert H. Maskrey, who will vote all shares of such stock as determined by a majority of such shares.

 (2) Does not include 99,900 Class A shares and 20,300 Class B shares held in a Seneca Foods Corporation pension plan for which Mr. Kayser is one of three trustees as well as one of a number of beneficiaries. Also not included are 55,900 Class B shares owned by Seneca Foods Corporation, of which Mr. Kayser is President and Chief Executive Officer, a director and a major shareholder. Also excluded are 37,300 Class A shares held by the Seneca Foods Foundation, of which Mr. Kayser is a director (see "Certain Beneficial Owners").

 (3) Mr. Kayser has been President and Chief Executive Officer of Seneca Foods Corporation since 1993. Prior to joining Seneca Foods Corporation in 1991, Mr. Kayser was a Vice President of J.P. Morgan Investment Management. He received his B.A. from Hamilton College and M.B.A. from Cornell University.

 (4) Mr. Maskrey has been with the Company since 1964. He served in a variety of engineering capacities through 1976. From 1976 until 1981, Mr. Maskrey was Chief Engineer for the Electronics & Systems Division. In 1981, Mr. Maskrey joined the Aircraft Controls Division, of which he became General Manager and concurrently a Vice President of the Company in 1985. In 1999, he was elected an

     Executive Vice President and Chief Operating Officer. Mr. Maskrey received his B.S. and M.S. in mechanical engineering from M.I.T.

 (5) Mr. Myers is Corporate Vice President and Treasurer of Northrop Grumman Corporation. Formerly Chief of the Controls Branch at NASA's Dryden Flight Research Center, Mr. Myers joined Northrop in 1981. He received his B.S. and M.S. degrees in mechanical engineering from the University of Idaho. In addition, he completed a Sloan Fellowship at M.I.T. where he received an M.S. in industrial management.

 (6) Mr. Banta has been with the Company since 1983 when he was appointed Vice President-Finance. He became Executive Vice President and Chief Financial Officer in 1988 and was named a Director in 1991. Prior to joining the Company, Mr. Banta was Executive Vice President of Corporate Banking for M&T Bank. Mr. Banta received his BS from Rutgers University and holds an MBA from the Wharton School of Finance and Commerce of the University of Pennsylvania.

 (7) Mr. Green began his career at the Company in 1966. In 1973, Mr. Green was named Vice President-Human Resources, and elected to Chief Administrative Officer in 1988. Before joining the Company, Mr. Green worked for General Motors Institute and served as a Captain in the U.S. Army. Mr. Green received his BS from Alfred University in 1962 and completed graduate study in Industrial Psychology at Heidelberg University in Germany.

 (8) Dr. Aubrecht began his career with the Company in 1969. He worked in various engineering capacities, including three years at the Company's German subsidiary. After three years with American Hospital Supply, Dr. Aubrecht rejoined the Company in 1979 as Administrative Vice President and Secretary. In 1988, he became Chairman of the Board, and in 1996 was elected Vice Chairman of the Board and Vice President of Strategy and Technology. Dr. Aubrecht studied at the Sibley School of Mechanical Engineering at Cornell University where he received his BS, MS, and Ph.D. degrees.

 (9) Dr. Aubrecht's wife is the beneficial owner of 17,585 Class A shares and 39,658 Class B shares, which are not included.

(10) Mr. Hendrick is President of Okuma America Inc. located in Charlotte, North Carolina. Prior to joining Okuma, Mr. Hendrick served in the capacity of Vice President for both American Tool and Mitsui Tool Machine. From 1972 to 1978, Mr. Hendrick was employed at Moog Inc., ultimately as Sales and Marketing Manager for the Company's Industrial products. He holds degrees from the University of Pittsburgh and Carnegie Mellon University.

(11) Mr. Brady has worked at the Company since 1966 in positions that have encompassed finance, production and operations management. In 1976, Mr. Brady was named Vice President and General Manager of the Aerospace Group. He was elected a director in 1984, and became President and CEO in 1988. In 1996, he was elected Chairman of the Board. Mr. Brady received his BS from MIT in 1962 and received his MBA from Harvard Business School in 1966.

(12) Mr. Brady's wife owns 200 Class A shares and is custodian of 1,000 Class A shares for their children, neither of which are included.

(13) Mr. Gray was Chairman and Chief Executive Officer of PrimeStar Partners, LP from 1995 until he retired in 1998. Prior to joining PrimeStar Partners, LP, Mr. Gray was Vice Chairman of Time Warner Cable. He received his B.S. in Business Administration from Kent State University and his MBA from the State University of New York at Buffalo.

(14) Does not include shares held by spouses, or as custodian or trustee for minors, as to which beneficial interest has been disclaimed, or shares held under the "Moog Family Agreement as to Voting" described beginning on page
     3. Includes 157,678 Class A shares subject to currently exercisable options or options which become exercisable within 60 days. Officers and directors of the Company have entered into an agreement among themselves and with the Company's Savings and Stock Ownership Plan (the "SSOP"), the Employees' Retirement Plan and the Company, which provides that prior to selling Class B shares obtained through exercise of a non-statutory option, the remaining officers and directors, the SSOP, the Employees' Retirement Plan and the Company have an option to purchase the shares being sold.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended September 30, 2000, all executive officers and directors of the Company timely filed with the Securities and Exchange Commission all required reports regarding their beneficial ownership of Company securities except Mr. Maskrey, who inadvertently failed to timely file one report.

OTHER DIRECTORSHIPS

     Directors of the Company are presently serving on the following boards of directors of other publicly traded companies:

NAME OF DIRECTOR                                    COMPANY
----------------                                    -------
Robert T. Brady.........  M & T Bank Corporation; Seneca Foods Corporation; Astronics
                          Corporation; National Fuel Gas Company
Richard A. Aubrecht.....  R.P. Adams Company, Inc.
Kraig H. Kayser.........  Seneca Foods Corporation
James L. Gray...........  Adelphia Business Solutions, Inc., Sea Pines Associates,
                          Inc.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     From September 25, 1999 to September 30, 2000, the Board of Directors held four meetings. Following are the standing committees of the Board of Directors and the number of meetings they each held during the last fiscal year:

                             NUMBER OF
COMMITTEES                   MEETINGS                           MEMBERS
----------                   ---------                          -------
Audit......................      3       Messrs. Kayser, Hendrick, Gray and Myers
Executive..................      0       Messrs. Aubrecht, Banta, Brady, Green, and Maskrey
Executive Compensation.....      1       Messrs. Hendrick, Gray, Myers and Kayser
Stock Option...............      1       Messrs. Myers, Hendrick, Gray and Kayser

     Every member of the Board of Directors attended at least 75% of meetings of the Board of Directors and of all committees on which he served.

     The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company. The Executive Compensation Committee determines the compensation of corporate officers and oversees the compensation of top management of the Company. The Stock Option Committee is responsible for the administration of the stock option plans of the Company and recommends to the Board of Directors proposed recipients of stock options. The Audit Committee recommends the engaging and discharging of the independent auditors, acts as liaison between the independent auditors and the Board of Directors, and oversees the Company's internal accounting controls. The Board of Directors does not have a Nominating Committee.

                           COMPENSATION OF DIRECTORS

     Non-employee directors are paid $1,667 per month and reimbursed for expenses incurred in attending Board and committee meetings. They received aggregate remuneration of $112,335 for the fiscal year ended September 30, 2000.

     The Company's 1998 Stock Option Plan provides that options to purchase Class A shares may be granted to non-employee directors of the Company. During fiscal year 2000, Messrs. Hendrick, Kayser, Gray, and Myers each were granted options to purchase 500 Class A shares at an exercise price per share equal to the fair market value of a Class A share on the date of grant. The options were granted for a period of ten years and become exercisable on the first anniversary of the grant.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR CLASS B DIRECTOR AND THE NOMINEE FOR CLASS A DIRECTOR.

                         COMPENSATION COMMITTEE REPORT

     The Executive Compensation Committee (the "Compensation Committee") determines the compensation of corporate officers and oversees the administration of executive compensation programs. The Compensation Committee is composed solely of independent, nonemployee directors of the Company. Messrs. Gray, Hendrick, Myers and Kayser served on the Compensation Committee during the past fiscal year. The Compensation Committee is responsible for all elements of executive compensation including base salary, management profit sharing and other benefit programs for key executives.

     The goals of the Company's executive compensation program are to:

          1. Pay competitively to attract, retain and motivate superior executives who must operate in a highly competitive and technologically specialized environment,

          2. Relate total compensation for each executive to overall Company performance as well as individual performance, and

          3. Align executives' performances and financial interests with shareholder value.

     It is the Company's policy to consider the deductibility of executive compensation under applicable income tax rules, as one of many factors used to make specific compensation determinations consistent with the goals of the Company's executive compensation program. Presently and for the foreseeable future, Section 162(m) of the Internal Revenue Code, relating to the nondeductibility of individual annual executive compensation payments in excess of $1 million, will not cause any compensation to be paid by the Company to be nondeductible.

SALARIES

     Base salary ranges are developed after considering the recommendations of professional compensation consultants who conduct annual compensation surveys of similar companies. Base salaries within these ranges are targeted to be above average and competitive in relation to salaries paid for similar positions in comparable companies. On an annual basis, the Compensation Committee reviews management recommendations for executives' salaries utilizing the results of survey data for comparable executive positions. Individual salary determinations within the established ranges are made based on position accountabilities, experience, sustained individual performance, overall Company performance, and peer comparisons inside and outside the Company, with each factor being weighed reasonably in relation to other factors.

MANAGEMENT PROFIT SHARING PLAN

     Under the Management Profit Sharing Plan, which is a part of an overall Employee Profit Sharing Plan approved by the Board of Directors, an individual executive's annual profit share is determined by multiplying the base salary by the product of the Company's net margin and a multiple which varies with the executive's accountabilities. The Company uses net margin as the performance parameter because it is the principal determinant of return on investment and its measurement is clear. The annual net margin is not affected by other complicating factors in the Company's financial structure.

     There is no management profit share paid unless the Company's net margin is at least 2% for the fiscal year. This plan is intended to motivate executives toward the achievement of goals which are directly aligned with shareholder interests. Officers of the Company participate in this plan with all other key executives. There have been fiscal years when management has temporarily suspended the entire profit share plan or paid only a portion of the plan. No management profit share was paid to executives for fiscal year 2000.

STOCK OPTIONS

     Stock option plans are used to relate the long-term financial interests of executives with those of shareholders.

     The Company had an Incentive Stock Option Plan which expired on December 31, 1992. Options granted under this plan and shown in the Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values Table on page 11 remain outstanding. All stock options granted under this plan were priced at the fair market value of the underlying stock as of the date of the grant.

     The shareholders of the Company, on February 11, 1998, approved a new Stock Option Plan providing for the grant of options which may be "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, or a combination of both, as determined by the Stock Option Committee. The Stock Option Plan, which will terminate on December 31, 2007, covers a total of 600,000 shares of the Company's Class A common stock, $1.00 par value, reserved for the grant of options to directors, officers, and other key employees. The Stock Option Plan provides that the option price shall be at least equal to the fair market value of the Company's Class A common stock at the time of the grant. The Plan is administered by a committee appointed by the Board of Directors comprised of at least two directors, each of whom is a "Disinterested Board Member."

     During fiscal year 2000, Messrs. Brady, Green, Maskrey, Banta and Aubrecht received options for 8,000, 6,000, 6,000, 6,000 and 6,000 shares, respectively, and all executive officers and directors as a group received options for a total of 64,500 shares. The options granted have an exercise price of $23.875 and are exercisable not less than one year and ending not more than ten years after the date upon which they were granted. See page 10 for table of Option Grants in the last Fiscal Year.

OTHER COMPENSATION PLANS

     In order that the total aggregated compensation package provided officers meets the Company's goals, officers are provided certain additional benefit plans as discussed on pages 10 thru 13. These plans are comparable to those provided to executives in companies surveyed by the Company's professional compensation consultants.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Compensation Committee determines the Chief Executive Officer's salary and other compensation elements based on performance. The salary is established within a salary range recommended by an independent compensation consulting firm.

     The Company has closely managed its business plans over the past several years in response to changing demands in a more competitive global marketplace. The Company continues to complete strategic acquisitions to strengthen its market position. Management has continued to improve overall financial performance. The fiscal year 2000 results again improved over the prior year.

     Mr. Brady has been Chief Executive Officer since 1988, and Chairman since 1996. His dedicated leadership continues to be a vital guiding force for the Company in meeting the challenges of today's diverse global business environment. His efforts not only have resulted in improved Company performance during fiscal 2000, but continues to position the Company for continued success in the future.

     The Compensation Committee believes that its actions have been an effective implementation of the Company's overall compensation policies.

                                          John D. Hendrick
                                          James L. Gray
                                          Kraig H. Kayser
                                          Albert F. Myers

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Hendrick, Gray, Myers and Kayser served on the Compensation Committee during the past fiscal year. Mr. Kayser is also President and Chief Executive Officer, a director and a major shareholder of Seneca Foods Corporation ("Seneca"). Mr. Brady, the Company's Chairman, President and Chief Executive Officer, is a director of Seneca.

                             AUDIT COMMITTEE REPORT

     The Audit Committee consists of Messrs. Kayser, Hendrick, Gray and Myers, each of whom is "independent" in accordance with the standards imposed by the American Stock Exchange. The Audit Committee oversees and monitors the functioning of management and the independent auditors in the Company's financial reporting process. A copy of the Audit Committee's charter is attached as Appendix A to this Proxy Statement.

     In connection with the September 30, 2000 financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management, (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61 and (3) received and discussed with the auditors the matters required by Independence Standards Board Standard No. 1. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

                                          Kraig H. Kayser
                                          John D. Hendrick
                                          James L. Gray
                                          Albert F. Myers

                         STOCK PRICE PERFORMANCE GRAPH
                                  1995 - 2000

     The following graph compares the cumulative total shareholder return on the Company's Class A Common Stock with that of the AMEX Market Value Index, a major market index of the American Stock Exchange, and the S&P Aerospace/Defense Index, an industry index published by Standard and Poor's Corporation. The comparison for each of the periods assumes that $100 was invested on September 30, 1995 in each of the Company's Class A Common Stock, the stocks included in the AMEX Market Value Index and the stocks included in the S&P Aerospace/Defense Index. These indices, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                        [CUMULATIVE TOTAL RETURN CHART]


                                                          CUMULATIVE TOTAL RETURN
                                                --------------------------------------------
                                                9/95    9/96    9/97    9/98    9/99    9/00
                                                ----    ----    ----    ----    ----    ----
MOOG INC......................................   100     161     286     209     204     215

S&P AEROSPACE/DEFENSE.........................   100     137     169     126     130     173

AMEX MARKET VALUE.............................   100     102     128     120     154     191

                           SUMMARY COMPENSATION TABLE

     The following tabulation shows information concerning the compensation for services in all capacities to the Company for the fiscal years ended September 30, 2000, September 25, 1999 and September 26, 1998 of the Chief Executive Officer and the other four most highly compensated executive officers at September 30, 2000 (the "Named Executives").

                                            ANNUAL COMPENSATION          SECURITIES
                                     ---------------------------------   UNDERLYING    ALL OTHER
                                            SALARY     BONUS    OTHER     OPTIONS     COMPENSATION
NAME AND PRINCIPAL POSITION          YEAR     ($)       ($)      ($)        (#)          ($)(1)
---------------------------          ----   -------   -------   ------   ----------   ------------
Robert T. Brady....................  2000   501,000         0   11,672     8,000          7,055
  Chairman of the Board,             1999   492,500    68,036   11,928     8,000          5,188
  President, Chief Executive
     Officer                         1998   454,354   117,684   10,501     8,000          5,188
Robert H. Maskrey..................  2000   335,000         0   10,365     6,000          5,685
  Executive Vice President,          1999   318,447    45,493   10,580     6,000          5,648
  Chief Operating Officer            1998   264,984    67,735   11,522     6,000          5,456
Joe C. Green.......................  2000   335,000         0    3,304     6,000         30,417
  Executive Vice President,          1999   324,613    45,493    3,476     6,000          5,188
  Chief Administrative Officer       1998   289,301    73,950    3,118     6,000          4,828
Robert R. Banta....................  2000   308,000         0    3,304     6,000          4,223
  Executive Vice President,          1999   297,167    41,826    6,753     6,000         63,879
  Chief Financial Officer            1998   260,924    66,697    7,512     6,000          4,288
Richard A. Aubrecht................  2000   266,000         0    4,357     6,000          6,251
  Vice Chairman of the Board,        1999   262,783    36,123    4,538     6,000          5,360
  Vice President                     1998   249,552    63,790    4,781     6,000          5,098

---------------
(1) Amounts shown for 2000 include $0, $1,038, $0, $0 and $2,594 representing Company matching contributions to the Company's Savings and Stock Ownership Plan, $0, $0, $25,769, $0 and $0 representing payments in lieu of vacation and $7,055, $4,648, $4,648, $4,223 and $3,657 representing premiums on group life insurance, paid by the Company on behalf of Messrs. Brady, Maskrey, Green, Banta and Aubrecht, respectively.

                       OPTION GRANTS IN LAST FISCAL YEAR

     Shown below is information as to grants of stock options made during the fiscal year ended September 30, 2000 to the Named Executives.

                                                                                      POTENTIAL REALIZABLE VALUE
                                                 INDIVIDUAL GRANTS                      AT ASSUMED ANNUAL RATES
                                 --------------------------------------------------   OF STOCK PRICE APPRECIATION
                                 NUMBER OF     % OF TOTAL                                FOR OPTION TERM($)(2)
                                 SECURITIES     OPTIONS                               ---------------------------
                                 UNDERLYING    GRANTED TO    EXERCISE                   ASSUMED        ASSUMED
                                  OPTIONS     EMPLOYEES IN   PRICE PER   EXPIRATION   APPRECIATION   APPRECIATION
NAME                             GRANTED(1)   FISCAL YEAR    SHARE($)       DATE         OF 5%          OF 10%
----                             ----------   ------------   ---------   ----------   ------------   ------------
Robert T. Brady................    8,000         11.51%       23.875      11/10/09      120,120        304,440
Robert H. Maskrey..............    6,000          8.63%       23.875      11/10/09       90,090        228,330
Joe C. Green...................    6,000          8.63%       23.875      11/10/09       90,090        228,330
Robert R. Banta................    6,000          8.63%       23.875      11/10/09       90,090        228,330
Richard A. Aubrecht............    6,000          8.63%       23.875      11/10/09       90,090        228,330

---------------
(1) Only Class A stock options were granted in fiscal 2000. These options become exercisable in annual installments as follows: (a) Mr. Brady -- 3,897 shares on November 10, 2004 and 4,103 shares on November, 2005; and (b) Messrs. Maskrey, Green, Banta and Aubrecht -- 886 shares on November 10, 2002, 4,190 shares on November 10, 2003 and 924 shares on November 10, 2004.

(2) Potential realizable values are based on the assumed annual growth rates for the ten-year option term. A 5% annual growth rate would result in a stock price of $38.89 at the November 10, 2009 expiration date and a 10% annual growth rate would result in a stock price of $61.93 at the November 10, 2009 expiration date. The amounts set forth are not intended to forecast future appreciation, if any, of the stock price, which will depend on market conditions and the Company's future performance and prospects.

                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     Shown below is information concerning exercises of options by the Named Executives during fiscal year 2000 and the number and value of their unexercised options at fiscal year-end. All options exercised in fiscal 2000 were options granted ten years ago. This information includes options granted under the Company's Incentive Stock Option Plan which terminated on December 31, 1992, and options granted under the 1998 Stock Option Plan, which was approved by shareholders in February, 1998.

                                                                                                   VALUE OF
                                                                                                 UNEXERCISED
                                                                                                 IN-THE-MONEY
                                                                      NUMBER OF SECURITIES         OPTIONS
                                              SHARES ACQUIRED        UNDERLYING UNEXERCISED       AT FISCAL
                                                ON EXERCISE        OPTIONS AT FISCAL YEAR-END    YEAR-END($)
                                           ---------------------   ---------------------------   ------------
                                                        VALUE        CLASS A        CLASS A        CLASS A
NAME                                       CLASS A   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE
----                                       -------   -----------   -----------   -------------   ------------
Robert T. Brady..........................   6,000      101,250       25,880         18,120         468,125
Robert H. Maskrey........................   6,000       87,000       21,380         12,120         364,125
Joe C. Green.............................   5,000       68,750       10,880         12,120         113,125
Robert R.Banta...........................       0            0        5,880         12,120               0
Richard A. Aubrecht......................   6,000       87,000       21,380         12,120         364,125

                           EMPLOYEES' RETIREMENT PLAN

     Under the Company's Employees' Retirement Plan, benefits are payable monthly upon retirement to participating employees of the Company based upon compensation and years of service and subject to limitations imposed by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Employees' Retirement Plan is administered by a Retirement Plan Committee and covers all employees with one year of service and a minimum of 1,000 hours of employment.

     Benefits payable under the Plan are determined on the basis of compensation and credited years of service. It is a career average plan. Effective January 1, 1998, Plan compensation for prior service as of October 1, 1990, is the base annual rate of pay, plus overtime pay and shift differential compensation for calendar year 1989, or the base annual rate of pay as of January 1, 1988, if higher. Future service compensation is the basic annual rate of pay for the preceding plan year plus overtime and shift differential compensation, limited to $200,000 (as indexed) through September 30, 1994, and $150,000 (as indexed) thereafter.

     The prior service benefit is 1.15% of the first $20,000 of prior service compensation, plus 1.75% of the excess, multiplied by prior service, but not less than the accrued benefit as of September 30, 1990, determined under the prior Plan.

     The future service benefit for each year of credited service is 1.15% of the first $20,000 of future service compensation for such year, plus 1.75% of the excess. Any participant with five years or more of service receives a minimum pension of $2,400 per year, reduced pro rata for credited service of less than 15 years.

                          SUPPLEMENTAL RETIREMENT PLAN

     The Company also has a Supplemental Retirement Plan applicable to eligible officers of the Company with at least 10 years of continuous service upon retirement at age 65 or older.

     The Supplemental Retirement Plan provides benefits for an eligible officer at age 65 with 25 years of service equal to 65% of the average of the highest consecutive three year base salary of such officer prior to retirement, less any benefits payable under the Employees' Retirement Plan, and also less the primary Social Security benefit of such officer at age 65. An officer 60 or more years of age, whose combined chronological age and years of service equal or exceed 90, may elect early retirement and receive reduced benefits. A reduced benefit is available for officers 65 years of age with between 10 and 25 years of service.

     A participant's benefits are vested in the event of an involuntary termination of employment other than for cause, as defined in the Supplemental Retirement Plan. For purposes of the Supplemental Retirement Plan, a change in duties, responsibilities, status, pay or perquisites which follows a change of control of the Company, as defined therein, is deemed an involuntary termination.

     The projected annual benefits, assuming level continuation of earnings, payable at normal age 65 retirement for each of the Named Executives under the Employees' Retirement Plan and the Supplemental Retirement Plan are:

                                              PROJECTED ANNUAL
                                                   BENEFIT
                                              PAYABLE AT NORMAL
NAME                                           RETIREMENT AGE
----                                          -----------------
Robert T. Brady.............................      $306,354
Joe C. Green................................       198,658
Robert H. Maskrey...........................       198,526
Robert R. Banta.............................       181,180
Richard A. Aubrecht.........................       153,712

                   EMPLOYMENT TERMINATION BENEFITS AGREEMENTS

     Certain executive officers of the Company, including those named in the Summary Compensation Table, have entered into Employment Termination Benefits Agreements (the "Termination Agreements") with the Company.

     The Termination Agreements provide that upon death, disability or retirement, the executive will receive those benefits provided to him by the Company under all its benefit plans. Where employment is terminated for cause, as defined in the Termination Agreements, the executive is entitled to the cash equivalent of any unutilized vacation, but is not entitled to participate in any profit share award or incentive compensation payable after the date of termination. In such circumstances, the right to exercise any stock options is also terminated. Upon a voluntary termination, the executive receives employment benefits up to the date of termination, as well as the cash value of any unutilized vacation benefits and stock options may be exercised. In the event of a voluntary termination, the executive is not entitled to receive any profit share award or incentive compensation payable after termination.

     Upon an involuntary termination other than for cause, the executive is immediately vested under the Supplemental Retirement Plan and is entitled to receive for one year, certain perquisites and insurance benefits. The executive also receives amounts otherwise payable under the Management Profit Sharing Plan. Stock options may be exercised, or if not then exercisable, the executive is entitled to cash in an amount equal to the difference between the then current market value of the Company Common Stock underlying the option and the option's exercise price. The executive is entitled to the cash value of unutilized vacation benefits, as well as to the continuation of base compensation plus profit share and any bonus for between 12 and 36 months, based on years of service. Where involuntary termination occurs by reason of a change of control of the Company, as defined in the Termination Agreements, the executive receives the benefits otherwise provided for an involuntary termination, with accelerated vesting of compensation continuation.

     During the term of the Termination Agreements, and in the event of involuntary termination upon a change of control, until the last payment to the executive is made under the Termination Agreements, the executive may not compete with the Company.

                DIRECTORS AND OFFICERS INDEMNIFICATION INSURANCE

     On October 25, 2000, the Company renewed an officers and directors indemnification insurance policy written by The Chubb Group. The renewal was for a one-year period at an annual premium of $100,868. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No payments or claims of indemnification or expenses have been made under any such insurance policies purchased by the Company at any time.

                PROPOSAL 2 -- SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors, on recommendation of the Audit Committee, has selected KPMG LLP, independent certified public accountants, to continue as independent auditors of the Company for fiscal year 2001. Representatives of KPMG LLP are expected to attend the shareholders meeting, will be available to respond to appropriate questions and will be given the opportunity to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG LLP AS AUDITORS FOR FISCAL YEAR 2001.

               PROPOSALS OF SHAREHOLDERS FOR 2002 ANNUAL MEETING

     To be considered for inclusion in the proxy materials for the 2002 Annual Meeting of Shareholders, shareholder proposals must be received by the Secretary of the Company prior to September 7, 2001. With respect to shareholder proposals not submitted for inclusion in the proxy materials for that meeting, if notice of such a proposal is not received prior to November 21, 2001, the proxy for the 2002 Annual Meeting will confer discretionary authority to vote on any such proposal.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at this meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

     The cost of this solicitation of proxies will be borne by the Company. The Company may request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record, and will reimburse such persons for any reasonable expense in forwarding the material. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone and will not receive any additional compensation.

     Copies of the 2000 Annual Report of the Company, which include the Company's Annual Report on Form 10-K for fiscal 2000, are being mailed to shareholders, together with this Proxy Statement, proxy card and Notice of Annual Meeting of Shareholders. Additional copies may be obtained from the Treasurer of the Company, East Aurora, New York 14052.

                                          By Order of the Board of Directors

                                          JOHN B. DRENNING, Secretary

Dated:  East Aurora, New York
       January 4, 2001

                                                                      APPENDIX A

         CHARTER OF THE AUDIT COMMITTEE OF THE MOOG BOARD OF DIRECTORS

AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors of Moog Inc. to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     - Monitor the independence and performance of the Company's independent auditors.

     - Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of the exchange on which the Company's securities are listed. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed annually by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet generally four times annually, or more or less frequently as circumstances dictate.

AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

  Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published in the Proxy at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to filing with the SEC or distribution to shareholders. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with management and the independent auditors, consider the quality of the Company's financial reporting processes and controls. Review significant findings prepared by the independent auditors.

     4. Review with financial management any significant events or judgments in the Company's quarterly financial results prior to filing the quarterly 10-Q statement. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 90 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of communication.

  Independent Auditors

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the audit fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     8. Review the independent auditors audit plan -- discuss scope, staffing, locations, risk assessments, reliance upon management and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with Financial Management and the independent auditors. Discuss certain matters required to be communicated to Audit Committees in accordance with AICPA SAS 90.

     10. Discuss with financial management and the independent auditors the quality and appropriateness of the accounting principles and underlying estimates used in the preparation of the Company's financial statements.

  Other Audit Committee Responsibilities

     11. Annually prepare a report to shareholders as required by the Securities and Exchange Commission to be included in the Company's annual Proxy Statement. The SEC requires that the Audit Committee issue a report to shareholders stating whether they have recommended to the Board that the financial statements be incorporated in the 10-K based on the following:

        - Reviewed and discussed the audited financial statements with management;

        - Discussed with the independent auditors the matters required to be discussed by SAS 90;

        - Received certain disclosures from the auditors regarding their independence as required by the ISB 1.

     12. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                                               Please mark
                                                               your votes as
                                                               indicated in
                                                               this example  [X]

     No. 1                     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR:  THE BOARD OF DIRECTORS RECOMMENDS
  Election of Director             CLASS A DIRECTOR - TERM EXPIRING IN 2001          YOU VOTE FOR:
                                               Robert R. Banta                                   No. 2
   FOR              WITHHOLD                                                         Ratification of KPMG LLP as auditors for
the nominee        AUTHORITY                                                         year 2001
                 for the nominee
   [ ]                [ ]                                                                     FOR      AGAINST   ABSTAIN
                                                                                              [ ]        [ ]       [  ]

                             No. 3
In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.

                                       Dated: __________________________, 2001
                                                    (Month) (Day)

                                       _______________________________________

                                      ________________________________________
                                           (Signature of Shareholder(s))

                                     PLEASE SIGN, DATE AND RETURN YOUR VOTING
                                     CARD BY 1/19/01 IN THE ENCLOSED ENVELOPE
                                     WHICH REQUIRES NO POSTAGE. PLEASE DATE AND
                                     SIGN YOUR NAME AS THE NAME APPEARS ON THIS
                                     PROXY. JOINT OWNERS SHOULD EACH SIGN. IF
                                     THE SIGNER IS A CORPORATION, PLEASE SIGN
                                     FULL NAME BY DULY AUTHORIZED OFFICER.
                                     EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC.
                                     SHOULD GIVE FULL TITLE AS SUCH.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                   MOOG INC.

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                          Wednesday, February 7, 2001
                                   9:15 a.m.
                           Albright-Knox Art Gallery
                              1285 Elmwood Avenue
                               Buffalo, New York

                                   MOOG INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                         FEBRUARY 7, 2001 AT 9:15 a.m.
                           ALBRIGHT-KNOX ART GALLERY
                              1285 ELMWOOD AVENUE
                               BUFFALO, NEW YORK
                                 CLASS A SHARES


     The undersigned hereby appoints Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class A common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 7, 2001, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     THE CLASS A SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

                                 (SEE REVERSE)

                            - FOLD AND DETACH HERE -

                                                              Please mark
                                                              your votes as  [X]
                                                              indicated in
                                                              this example


  No. 1                  THE BOARD OF DIRECTORS        THE BOARD OF DIRECTORS
 election                RECOMMENDS THAT YOU           RECOMMENDS YOU VOTE FOR:
of Directors             VOTE FOR:
                      CLASS B DIRECTORS - TERMS                 No. 2
                           EXPIRING IN 2004
                            Kraig H. Kayser
 FOR       WITHHOLD         Robert H. Maskrey      Ratification of KPMG LLP as
 the      AUTHORITY         Albert F. Myers        auditors for the year 2001
nominees   for the    To withhold authority for
          nominee(s)  any individual nominee, write
                      the name in the space
                      provided:
                                                        FOR    AGAINST   ABSTAIN
[  ]       [  ]       -----------------------------     [  ]     [  ]      [  ]

                      No. 3
In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.
                                            Dated:                        , 2001
                                                  ------------------------
                                                       (Month)(Day)

                                              ----------------------------------

                                              ----------------------------------
                                                 (Signature of Shareholder(s))


                              PLEASE SIGN, DATE AND RETURN YOUR VOTING CARD BY 1/19/01 IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE. PLEASE DATE AND SIGN YOUR NAME AS THE NAME APPEARS ON THIS PROXY. JOINT OWNERS SHOULD EACH SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL NAME BY DULY AUTHORIZED OFFICER. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH.
--------------------------------------------------------------------------------
                              -FOLD AND DETACH HERE-






                                   MOOG INC.


                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD


                          Wednesday, February 7, 2001
                                   9:15 a.m.
                           Albright-Knox Art Gallery
                              1285 Elmwood Avenue
                               Buffalo, New York

                                   MOOG INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                         FEBRUARY 7, 2001 AT 9:15 A.M.
                           ALBRIGHT-KNOX ART GALLERY
                              1285 ELMWOOD AVENUE
                               BUFFALO, NEW YORK
                                 CLASS B SHARES


     The undersigned hereby appoints Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class B common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 7, 2001, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     THE CLASS B SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

                                 (SEE REVERSE)

                           *  FOLD AND DETACH HERE *

                                                         Please mark your
                                                         votes as indicated
                                                         in this example     [X]

              The Board of Directors recommends that you vote FOR:
                    CLASS A DIRECTOR - TERM EXPIRING IN 2004
                                Robert R. Banta

                                     No. 1
                              Election of Director

                         FOR                    WITHHOLD
                     the nominee                AUTHORITY
                                            for the nominee
                         [ ]                      [ ]


                The Board of Directors recommends you vote FOR:

                                     No. 2
               Ratification of KPMG LLP as auditors for year 2001

                    FOR           AGAINST           ABSTAIN
                    [ ]             [ ]               [ ]


                                     No. 3
In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.

Dated: ___________________________________, 2001
                  (Month)(Day)

________________________________________________

________________________________________________
        (Signature of Shareholder(s))

Please sign, date and return your voting card 1/19/01 in the enclosed envelope which requires postage. Please date and sign your name as the name appears on this Proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title such.

                           ** FOLD AND DETACH HERE **


                                   MOOG INC.

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                          Wednesday, February 7, 2001
                                   9:15 a.m.
                           Albright-Knox Art Gallery
                              1285 Elmwood Avenue
                               Buffalo, New York

                                   MOOG INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                         FEBRUARY 7, 2001 AT 9:15 A.M.
                           ALBRIGHT-KNOX ART GALLERY
                              1285 ELMWOOD AVENUE
                               BUFFALO, NEW YORK
                                 CLASS A SHARES

     The undersigned hereby directs HSBC, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class A common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 7, 2001, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     THE CLASS A SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED BY THE TRUSTEE AS DIRECTED BY THE INVESTMENT COMMITTEE OF THE PLAN. YOUR VOTE WILL BE KEPT CONFIDENTIAL.

                                 (SEE REVERSE)

                           -- FOLD AND DETACH HERE --

                                   MOOG INC.

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                          Wednesday, February 7, 2001
                                   9:15 a.m.
                           Albright-Knox Art Gallery
                              1285 Elmwood Avenue
                               Buffalo, New York

                                                                  Please mark
                                                                 your votes as
                                                                  indicated in
                                                                this example [X]

       No. 1                            The Board of Directors recommends that you vote FOR:        The Board of Directors
Election of Directors                        CLASS B DIRECTORS - TERMS EXPIRING IN 2004             recommends that you vote FOR:
                                                            Kraig H. Kayser                                  No. 2
        FOR           WITHHOLD                             Robert H. Maskrey                         Ratification of KPMG LLP
   the nominees      AUTHORITY                              Albert F. Myers                          as auditors for fiscal
                 for the nominee(s)     To withhold authority for any individual nominee,            year 2001:
       [  ]            [  ]             write his name in the space provided:
                                                                                                     FOR    AGAINST   ABSTAIN
                                        _____________________________________________________        [  ]     [  ]      [  ]

In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s)
thereof.
                                                                                 Dated: ______________________________________, 2001
                                                                                                 (Month) (Day)

                                                                                 ______________________________________________

                                                                                 ______________________________________________
                                                                                      (Signature of Shareholder(s))

                                                                                 PLEASE SIGN, DATE AND RETURN YOUR VOTING CARD BY
                                                                                 1/19/01 IN THE ENCLOSED ENVELOPE WHICH REQUIRES
                                                                                 NO POSTAGE. PLEASE DATE AND SIGN YOUR NAME AS
                                                                                 THE NAME APPEARS ON THIS PROXY. JOINT OWNERS
                                                                                 SHOULD EACH SIGN. IF THE SIGNER IS A
                                                                                 CORPORATION, PLEASE SIGN FULL NAME BY DULY
                                                                                 AUTHORIZED OFFICER. EXECUTORS, ADMINISTRATORS,
                                                                                 TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS
                                                                                 SUCH.

------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE -


                                   MOOG INC.

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                          Wednesday, February 7, 2001
                                   9:15 a.m.
                           Albright-Knox Art Gallery
                              1285 Elmwood Avenue
                               Buffalo, New York

                                   MOOG INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                         FEBRUARY 7, 2001 AT 9:15 A.M.
                           ALBRIGHT-KNOX ART GALLERY
                              1285 ELMWOOD AVENUE
                               BUFFALO, NEW YORK
                                 CLASS B SHARES


     The undersigned hereby directs HSBC, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class B common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 7, 2001, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     THE CLASS B SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED BY THE TRUSTEE AS DIRECTED BY THE INVESTMENT COMMITTEE OF THE PLAN. YOUR VOTE WILL BE KEPT CONFIDENTIAL.

                                 (SEE REVERSE)

----------------------------- FOLD AND DETACH HERE ---------------------------



                                   MOOG INC.

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                          Wednesday, February 7, 2001
                                   9:15 a.m.
                           Albright-Knox Art Gallery
                              1285 Elmwood Avenue
                               Buffalo, New York